SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED)       OCTOBER 4, 1996

                              CHS ELECTRONICS, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     FLORIDA
--------------------------------------------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

         0-24244                                          65-0263022
-------------------------                      ---------------------------------
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)

          2153 N.W. 86TH AVENUE
             MIAMI, FLORIDA                                       33122
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE           (305) 716-8273

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                              Page 1 of ____ Pages

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            On October 4, 1996, CHS Electronics, Inc. (the "Registrant" or "CHS") consummated its acquisition of certain assets of Merisel, Inc., a Delaware corporation ("Merisel"), pursuant to and in accordance with that certain Purchase Agreement, dated as of September 27, 1996 (the "Purchase Agreement"), by and among the Registrant and Merisel, as amended on October 4, 1996.

            Pursuant to the Purchase Agreement, CHS acquired certain subsidiaries of Merisel with operations in Austria, France, Germany, Mexico, The Netherlands, Switzerland, the United Kingdom and Latin America (the "Acquired Entities"). CHS also acquired certain assets of a Merisel subsidiary consisting of certain operating systems in connection therewith (the assets acquired are referred to herein as the "Acquired Assets"). The Acquired Entities are engaged in the same business as CHS, the distribution of microcomputer products, networking products and software.

       The purchase price for the Acquired Entities and the Acquired Assets was approximately $154 million, subject to an audit of the closing balance sheets of the Acquired Entities.

       CHS funded the acquisition of the Acquired Entities and the Acquired Assets through a combination of approximately $36 million in cash (principally with funds obtained through the sale of common stock of the Registrant to the public in June 1996), $55 million received from the factoring of receivables of the Acquired Entities and $63 million in asset secured borrowing including the assumption of the continuing liability of Merisel (U.K.) Limited (one of the Acquired Entities) under an Asset Securitization Agreement.

            The acquisition will be accounted for as a "purchase" for financial reporting purposes.

            CHS presently intends to continue the respective operations of the Acquired Entities and the Acquired Assets in substantially the same manner as conducted prior to the acquisition and anticipates that its operations acquired from Merisel will continue to grow from expanded sales to existing customers and from an increased share of their markets. CHS will attempt to take advantage of opportunities for profitable restructuring or disposition of certain of its assets. CHS also intends to integrate the Acquired Entities and the Acquired Assets to the extent appropriate in order to take advantage of certain synergistic efficiencies presented by the acquisition.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  The Registrant anticipates that the audited consolidated financial statements required to be filed will be filed (or incorporated by reference) herein by amendment hereto prior to December 18, 1996.

            (b)   PRO FORMA FINANCIAL INFORMATION.

                  The Unaudited Pro Forma Condensed Combined Financial Statements will be filed (or incorporated by reference) herein by amendment hereto prior to December 18, 1996..

            (c)   EXHIBITS.                                          SEQUENTIAL
                                                                       PAGE NO.
                                                                     ----------
                  2.1  Purchase Agreement, dated as of September 27,
                       1996, by and among the Registrant, Merisel, Inc. and Merisel Europe, Inc., together with
                       Amendment thereto dated October 4, 1996

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CHS ELECTRONICS, INC.

Date:  October 18, 1996                By: /s/ CRAIG TOLL
                                           -------------------------------------
                                           Craig Toll
                                           Treasurer and Chief Financial Officer